EXHIBIT 99.2





                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the current report of Classic Bancshares, Inc. (the "Company") on Form 8-K dated October 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I David B. Barbour, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    October 30, 2002            /s/ David B. Barbour
         ------------------          -------------------------------------
                                     David B. Barbour
                                     President and Chief Executive Officer